EXHIBIT 99.2

                            NON-EXCLUSIVE SUBLICENSE
                            ------------------------

         This Agreement is made on February 27, 2001 ("Effective Date"), by and between LaserSight Technologies, Inc., a Delaware corporation having a place of business at 3300 University Boulevard, Suite 140, Winter Park, Florida 32792 ("LaserSight") and Alcon Laboratories, Inc., a Delaware corporation, having a place of business at 6201 South Freeway, Fort Worth, Texas 76134 ("Alcon").

                                   WITNESSETH:

         WHEREAS, LaserSight is the exclusive licensee of U.S. Patent No. 5,630,810, together with all continuations, divisions, continuation-in-part, reissues, reexaminations, renewals, extensions and foreign counterparts thereof, pertaining to refractive laser technology (collectively the "'810 Patent"); and

         WHEREAS, LaserSight has a right to sublicense the `810 Patent to unrelated third parties pursuant to Section 5.02 of the Exclusive License Agreement dated August 20, 1998, between LaserSight and The Laser Center Patents, Inc. (the "TLC License"); and

         WHEREAS, LaserSight has alleged that Alcon is infringing the `810 Patent; and

         WHEREAS, Alcon has denied any infringement of the `810 Patent; and

         WHEREAS, the parties desire to settle amicably the dispute between them and enter into other business transactions.

         NOW, THEREFORE, in consideration of the following mutual promises and obligations, the parties agree as follows.

                                    ARTICLE I
                                    ---------
                            NON-EXCLUSIVE SUBLICENSE
                            ------------------------

         Section 1.00 Non-Exclusive Sublicense.
         --------------------------------------

         LaserSight, pursuant to Section 5.02 of the TLC License hereby grants to Alcon and Alcon hereby accepts from LaserSight upon the terms and conditions specified herein and in the TLC License a non-exclusive, non-royalty bearing, fully paid up right and license under the `810 Patent to make, use, offer for sale and sell products worldwide.

         Section 1.01 No Right of Alcon to Sublicense.
         ---------------------------------------------

         Except to affiliated companies that are controlled by, control or are under common control with Alcon, the rights granted to Alcon do not include the right to grant any sublicenses under the `810 Patent. Any such purported sublicense to the `810 Patent granted by Alcon shall be null and void. Alcon shall be deemed to control an affiliated company if Alcon possesses the power, directly or indirectly, to (i) vote or direct the voting of 80% or more of the voting rights (e.g., equity securities, partnership interests, member interests or any other similar interests that posses the right to vote on matters to be considered by such affiliated company), or (ii) direct or cause the direction of management of such affiliated company.

         Section 1.02 Covenant Not to Sue.
         ---------------------------------

         LaserSight hereby covenants and agrees that it will not file any action or suit alleging that Alcon, or any affiliated company that controls, is controlled by or under common control with Alcon, infringes the `810 Patent.

                                   ARTICLE II
                                   ----------
                                     PAYMENT
                                     -------

         Section 2.00 Licensing Fee.
         ---------------------------

         In full payment for the non-exclusive sublicense granted to Alcon under this Agreement, Alcon shall pay LaserSight a lump sum of One Dollar ($1.00), payable immediately upon signing this Agreement.

                                   ARTICLE III
                                   -----------
                              TERM AND TERMINATION
                              --------------------

         Section 3.00 Term.
         ------------------

         This Agreement shall have a term beginning on the Effective Date and terminating on May 15, 2014.

                                   ARTICLE IV
                                   ----------
                              NOTICES AND ADDRESSES
                              ---------------------

         Section 4.00 Notices.
         ---------------------

         Any written communication, notice, report or payment shall be addressed and mailed to the addressed party at the following addresses:

         Alcon:      Alcon Laboratories, Inc.
                     Intellectual Property and R&D Counsel, Q-148
                     6201 South Freeway
                     Fort Worth, Texas 76134-2099

         LaserSight: LaserSight Technologies, Inc
                     3300 University Boulevard
                     Suite 140
                     Winter Park, Florida 32792
                     Attention: CEO

         Either party may change its mailing address for the purpose of this Agreement by giving the other party advance written notice of such change fifteen (15) days prior to the date upon which the change is to become effective. All written communications, notices, reports or payments shall be sent by a nationally recognized express courier service or by first-class mail, postage prepaid and certified.

                                    ARTICLE V
                                    ---------
                               PATENT PROSECUTION
                               ------------------

         Section 5.00 Prosecution of the `810 Patent.
         --------------------------------------------

         The responsibility for preparing, prosecuting and maintaining the `810 Patent shall be solely the obligation of LaserSight in accordance with the TLC License.

                                   ARTICLE VI
                                   ----------
                                  INFRINGEMENT
                                  ------------

         Section 6.00 Notices.
         ---------------------

         If either party hereto becomes aware that any person is, or may be, infringing the `810 Patent, that party shall promptly provide written notice to the other of the infringement, in writing along with any available evidence of such infringement.

         Section 6.01 Prosecution of Actions.
         ------------------------------------

         Subject to the provisions of the TLC License, LaserSight shall have the sole and exclusive right, but not the obligation, to initiate and prosecute at its own expense any action for infringement of the `810 Patent and to collect damages for past and future infringement.

                                   ARTICLE VII
                                   -----------
                                 CONFIDENTIALITY
                                 ---------------

         During the term of this Agreement, either party may disclose to the other party confidential information in the nature of trade secrets. Accordingly, all information received by either party, directly or indirectly incident to this Agreement, shall be held in strictest confidence, and the receiving party shall not either directly or indirectly disclose or use, except in performance of its obligations under this Agreement, any such information of any kind or character as may be disclosed or otherwise imparted to the receiving party or as may be developed during the course of this Agreement, and that all such information shall be held in the strictest confidence. The foregoing obligations of confidentiality and non-use shall remain in effect for a period of ten (10) years from the later of: 1) the date of disclosure; or 2) May 14, 2024, and shall survive the expiration or termination of this Agreement.

         The obligations of confidence and non-use assumed by LaserSight and by Alcon hereunder shall not apply to:

         (a) information which at the time of disclosure is in the public domain; or

         (b) information which thereafter lawfully becomes a part of the public domain other than through disclosure by or through the receiving party; or

         (c) information which is already in the possession of the party receiving such information as shown by its written record; or

         (d) information which is lawfully disclosed to either party by a third party not under an obligation of confidentiality to the disclosing party with respect to such information; or

         (e) information which is subsequently developed by an employee or agent of the receiving party without actual knowledge of the disclosure; or

         (f) information which the receiving party is required by law to disclose, provided that the receiving party gives the disclosing party reasonable notice of its intent to disclose such information.

                                  ARTICLE VIII
                                  ------------
                                  MISCELLANEOUS
                                  -------------

         Section 8.00 Non-Assignability by Alcon.
         ----------------------------------------

         This Agreement, or any of the rights or obligations created herein, may not be assigned, in whole or in part, by Alcon except to an affiliated company that controls, is controlled by or under common control with Alcon. Any purported assignment is null and void. This Agreement is fully assignable by LaserSight.

         Section 8.01 Severability.
         --------------------------

         If any provision of this Agreement shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

         Section 8.02 Counterparts.
         --------------------------

         This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall be deemed one and the same instrument.

         Section 8.03 Headings.
         ----------------------

         The headings used in this Agreement are used for administrative purposes only and do not constitute substantive matter to be considered in construing the terms of this Agreement.

         Section 8.04 Entire Agreement.
         ------------------------------

         This Agreement embodies the entire agreement between the parties relating to the subject matter hereof. All prior arrangements or understandings are hereby superseded and canceled. No change, modification, or waiver of this Agreement or any term thereof shall be valid or binding unless it is in writing and signed by the party intended to be bound.

         Section 8.05 Binding Effect.
         ----------------------------

         Except as otherwise provided herein, the terms, obligations, covenants, provisions, conditions and agreements herein shall bind and inure to the benefit of the successors, permitted transferees and permitted assigns of Alcon and LaserSight.

         Section 8.06 Use of Name.
         -------------------------

         Neither party shall use the name of the other party in connection with the promotion and sale of any product.

         Section 8.07 Choice of Law.
         ---------------------------

         The laws of the State of Delaware shall govern the construction and performance of this Agreement.

         Section 8.08 Attorney Fees.
         ---------------------------

         If any party to this Agreement institutes legal proceedings against any other party with respect to this Agreement or other transaction contemplated hereby, the losing or defaulting party shall pay to the prevailing party reasonable attorney fees, costs and expenses incurred in connection with the prosecution or defense of such action.

         Section 8.09 Warranty.
         ----------------------

         LaserSight warrants that it is the exclusive licensee of the `810 Patent in accordance with the terms of the TLC License and has the right to grant the non-exclusive sublicense contained in this Agreement.

         Section 8.10 Reservation of Rights.
         -----------------------------------

         LaserSight retains all of the rights under the `810 Patent granted pursuant to the TLC License.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the last day indicated below.

                                            ALCON LABORATORIES, INC.


                                            /s/Charles E. Miller, Jr.
-------------------                         -------------------------------
      DATE                                  Charles Miller
                                            Senior Vice President
                                            Chief Financial Officer


                                            LASERSIGHT TECHNOLOGIES, INC.

                                            /s/Michael R. Farris
-------------------                         -----------------------------------
      DATE                                  Michael R. Farris
                                            President and CEO